UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 19, 2022
Date of Report (Date of earliest event reported)

HOPE BANCORP INC
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2022 annual meeting of stockholders (the “Annual Meeting”) of Hope Bancorp, Inc. (the “Company”) was held on May 19, 2022 solely online via a live webcast in a virtual meeting format. At the Annual Meeting, the stockholders voted on the following proposals:
1.election of directors;
2.ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and
3.nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement, dated April 22, 2022.
A total of 110,172,742 shares of the Company’s common stock were represented and voted at the Annual Meeting, constituting 91.56% of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting.
The final results of the stockholder votes were as follows:

1. Election of directors of the Company:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Donald D. Byun	97,536,343	2,442,213	10,193,170
Jinho Doo	97,556,018	2,422,538	10,193,170
Daisy Y. Ha	99,223,297	755,259	10,193,170
Joon Kyung Kim	97,562,069	2,416,487	10,193,170
Kevin S. Kim	96,701,179	3,277,377	10,193,170
Steven S. Koh	99,141,416	837,140	10,193,170
William J. Lewis	99,114,958	863,598	10,193,170
David P. Malone	99,041,077	937,479	10,193,170
Lisa K. Pai	99,265,654	712,902	10,193,170
Mary E. Thigpen	99,737,966	240,590	10,193,170
Scott Yoon-Suk Whang	95,432,381	4,546,175	10,193,170
Dale S. Zuehls	96,745,470	3,233,086	10,193,170

Each of the nominees noted above was re-elected to serve as members of the board of directors of the Company until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified.
2. Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Total Shares
For:	110,019,337
Against:	134,450
Abstain:	18,955
Broker Non-Votes:	—

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 99.86% of the total number of shares represented and voting at the Annual Meeting.

3. Nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement dated April 22, 2022.

Total Shares
For:	97,262,485
Against:	2,593,282
Abstain:	123,805
Broker Non-Votes:	10,193,170

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 97.29% of the total number of shares represented and voting at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: May 23, 2022	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer